Exhibit 10.1

           MODIFICATION NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT
      FACILITY AGREEMENT DATED DECEMBER 23, 1997 (the "Agreement") AND THE
          REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF TEN MILLION
                  DOLLARS DATED DECEMBER 23, 1997 (the "Note")

      THIS MODIFICATION NO. 3 OF THE AGREEMENT AND NOTE is made by and between ANAREN MICROWAVE, INC. (the "Borrower") and MANUFACTURERS AND TRADERS TRUST COMPANY (the "Bank") as of January 1, 2002. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement or the Note.

1. The definition of "Termination Date" stated in the Agreement as previously modified by prior modifications is hereby modified to now read as follows:

"Termination Date" shall mean the earlier of (i) December 31, 2006 or (ii) the date of an Event of Default.

2. References in the Agreement and the Note as previously modified which refer to the "Termination Date" shall be deemed to now refer to the definition set forth in this Modification No. 3.

3. References in the Agreement and the Note as previously modified which refer to the applicable rate for LIBOR Loans as the LIBOR Interest Rate plus one hundred seventy five (175) basis points are hereby modified and now deemed to refer to the applicable rate for LIBOR Loans as the LIBOR Interest Rate plus one hundred twenty-five (125) basis points.

4. The Borrower shall pay the Bank an annual facility fee equal to three-eighths percent (3/8%) of the Maximum Principal Amount ($37,500), which shall be payable quarterly in advance.

5. All of the wholly-owned U.S. Subsidiaries of the Borrower, as formed from time to time, shall execute and deliver unconditional and continuing guarantees (in a form prescribed by the Bank) of the obligations owed by the Borrower to the Bank, including but not limited to those obligations represented by the Agreement and the Note, as modified from time to time. As the present date, the wholly-owned Subsidiaries are RF Power Components, Inc. and Amitron, Inc., each of which shall deliver such guarantees to Lender contemporaneous with this Modification No. 3.

6. Except as specifically modified herein, all other terms of the Note and the Agreement as modified by any previous modification remain unchanged and in full force and effect.

7.    This Modification No. 3 shall only be effective when accepted by the Bank.


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

      IN WITNESS WHEREOF, The Borrower and Bank have agreed to the terms of and have each executed and delivered this Modification No. 3, which is dated as of first written above.

ANAREN MICROWAVE, INC.

By: S/Joseph E. Porcello, Vice President of Finance
    -----------------------------------------------
                                   Title

ACCEPTED:

MANUFACTURERS AND TRADERS TRUST COMPANY

By: S/David E. McKeon, Vice President
    ---------------------------------
                           Title

STATE OF NEW YORK                   )
                                    ) : ss:
COUNTY OF ONONDAGA                  )

      On the 18th day of January in the year 2002 before me personally came JOSEPH E. PORCELLO to me known, who being by me duly sworn, did depose and say that he resides at 218 Dawley Road, Fayetteville, NY 13066; that he is the Vice President of Finance and Treasurer of ANAREN MICROWAVE, INC., the corporation described in and which executed the above instrument; and that he signed his name by authority of the board of directors of the corporation.

                                             S/Anne M. Savage
                                             --------------------------------
                                             Notary Public

STATE OF NEW YORK                   )
                                    ) : ss:
COUNTY OF ONONDAGA                  )

      On the 22nd day of January in the year 2002 before me personally came DAVID E. MCKEON to me known, who being by me duly sworn, did depose and say that he resides at Camillus, New York; that he is the Vice President of Manufacturers and Traders Trust Company, the corporation described in and which executed the above instrument; and that he signed his name by authority of the board of directors of the corporation.

                                             S/Lynn A. Knittel
                                             --------------------------------
                                             Notary Public


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